Exhibit 10.1

Minerco Resources, Inc. 20 Trafalgar Square, Suite 455 Nashua, NH 03063

April 9, 2014

VIA FACSIMILE (718) 732-4512

LG Capital Funding LLC
1218 Union St. Suite #2
Brooklyn, NY 11225
Fax 718-732-4512
Attn: Joseph Lerman - Managing Member

Re:           Notice of Repayment of Convertible Promissory Note

Dear Mr. Lerman:

Reference is made to the Note in the principal amount of $27,000 issued on December 19, 2013 by Minerco Resources, Inc.  (“Borrower”) to LG Capital Funding, LLC (“Lender”).  This letter shall serve as notice under Section 1.9 of the Note that (i) the Borrower is exercising its right to prepay the Note; (ii) the date of the prepayment shall be April 11, 2014; and (iii) upon payment of the Optional Prepayment Amount, the Note shall be paid in full and Borrower shall have no remaining obligations thereunder. This letter shall serve as written notice of the prepayment of the Note as delivered to you in accordance with Section 4.2 of the Note.

We acknowledge and agree that on or before April 11, 2014, the Optional Prepayment Date, we will make payment to your order of an amount equal to equal to one hundred fifty percent (150%), multiplied by the sum of: (w) the outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the Optional Prepayment Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) of the Note.  All capitalized terms have the meaning set forth in the Note.

Thank you.

                                                                           Sincerely,
                                                                           John F. Powers
                                                                           President

cc:           Gracin & Marlow, LLP (via facsimile (212) 208-4657)

Taliesin Durant, Esq. (via facsimile tali@dart-services.com)

//File Page 1 of 1 Repayment of LG Capital Note 12-19-2013